EXHIBIT 23 (J)








                        CONSENT OF INDEPENDENT AUDITORS'



WE CONSENT TO THE USE OF OUR REPORT INCLUDED HEREIN AND TO THE REFERENCE TO OUR FIRM UNDER THE HEADINGS "FINANCIAL HIGHLIGHTS" IN THE PROSPECTUS AND "INDEPENDENT AUDITORS" IN THE STATEMENT OF ADDITIONAL INFORMATION.




                                   /S/ KPMG LLP

                                   KPMG LLP



FEBRUARY 25, 2000
OMAHA, NEBRASKA